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                                KEYSTONE AMERICA
                                 FAMILY OF FUNDS
                                    [DIAMOND]
                                Balanced Fund II
                        California Insured Tax Free Fund
                      Capital Preservation and Income Fund
                              Florida Tax Free Fund
                              Fund for Total Return
                              Fund of the Americas
                            Global Opportunities Fund
                      Global Resources and Development Fund
                           Government Securities Fund
                       Hartwell Emerging Growth Fund, Inc.
                           Intermediate Term Bond Fund
                           Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                         New York Insured Tax Free Fund
                                   Omega Fund
                           Pennsylvania Tax Free Fund
                          Small Company Growth Fund II
                              Strategic Income Fund
                              Tax Free Income Fund
                                 World Bond Fund


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This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone.


[KEYSTONE INVESTMENTS LOGO]
P.O. Box 2121
Boston, Massachusetts 02106-2121


WBF-R-12/96
3.2M
                 [recycled logo]

------------------------------------------------------------------------------
                                    KEYSTONE

                          [PHOTO OF MAP AND TELESCOPE]

                                      WORLD
                                    BOND FUND
------------------------------------------------------------------------------

                                [KEYSTONE LOGO]
                                 ANNUAL REPORT
                                OCTOBER 31, 1996

PAGE 1
----------------------
Keystone World Bond Fund
Seeks current income from debt securities in the United States and abroad

Dear Shareholder:

We are pleased to report to you on the activities of Keystone World Bond Fund for the fiscal year which ended October 31, 1996.

Performance

For the twelve-month period which ended October 31, 1996, your Fund produced a strong double-digit total return, in addition to successfully meeting its objective of current income. The Fund's investment results were as follows:

  Class A shares returned 13.99%.

  Class B shares returned 13.04%.

  Class C shares returned 13.09%.

  This strong performance reflected positive market conditions as well as the Fund's asset allocation during the period. The Salomon World Government Bond Index returned 5.37% for the twelve-month period. The average return of mutual funds in the World Bond Fund category was 8.05% for the period, according to Lipper Analytical Services, Inc.(1) The Fund's twelve-month performance ranked in the top quartile of that category.

Market environment

The bond markets staged an impressive rally during the past fiscal year. Virtually every market in which the Fund invests reported exceptional performance. In Latin America, where the Fund had about one-third of its total holdings, the total returns of some bonds outpaced the record-high returns of U.S. stocks during the period.

  The prevailing themes for the world's bond markets were declining inflation and lower interest rates. Many U.S. investors looking for higher yields ventured abroad to take advantage of government bonds in Australia, New Zealand, Europe and Latin America, which offered high yields even after adjusting for inflation.

Managing the dollar's strength

The strength of the U.S. dollar hurt the returns of many international portfolios but it benefitted your Fund. The portfolio maintained between 33% and 35% of net assets in U.S. dollar-denominated debt, which helped to enhance your Fund's overall performance. We hedged our currency risk in European holdings. We correctly anticipated that interest rates would decline in Europe, which would weaken some European currencies.

Broad diversification helps to capture opportunities while reducing risk

Your Fund divided its holdings among a number of countries, seeking to increase portfolio stability without sacrificing opportunities. For example, in Europe, our investments were divided between the countries that we believed would benefit from the European Monetary Union (EMU), as well as countries that in our view would do better, and might help protect your Fund, if the EMU fell through. In Latin America, we were more concerned with credit risk, so we analyzed every single company from the bottom up to ensure it had a strong enough foundation to withstand any downturns. At all times, we were mindful of the Fund's objective of current income, and we invested in countries that paid high real yields in addition to offering relatively stable environments.

-----------
(1)Source: Lipper Analytical Services, Inc., an independent mutual fund rating service. The average return in the World Bond Fund category was 8.05% for the 1-year and 7.48% for the 5-year periods which ended October 31, 1996. There are 125 funds in the 1-year and 34 funds in the 5-year World Bond Fund categories. Performance is based on total return which includes reinvestment of dividends, and does not include the effects of sales charges. Past performance is no guarantee of future results.

                                                      (continued on next page)

PAGE 2
----------------------
Keystone World Bond Fund

Looking ahead

We think that the markets in Europe, the Pacific Rim and the Americas are well positioned for another successful year, although at more moderate levels than during the past fiscal year. In the United States, the economy is in the sixth year of an expansion, but economic fundamentals continue to be favorable and we see no indications of a prolonged slowdown in the near future.

  From the global perspective, we see strong indications of continued growth. The emerging economies in Latin America, Asia, and Europe are supplying rising demand for new technology, modern infrastructure, consumer goods and services. The United States and, increasingly, other countries in Europe have been gearing up to meet global demand.

Introducing the new portfolio manager

Richard A. Wisentaner, Vice President and Portfolio Manager, assumed responsibilities as portfolio manager of Keystone World Bond Fund on October 1, 1996. As the principal analyst for your Fund during the previous two years, Mr. Wisentaner is thoroughly familiar with your Fund's fixed-income investments and he will maintain the continuity of management that contributed to your Fund's success during the past fiscal year. Mr. Wisentaner will continue to work closely with Gilman Gunn, Senior Vice President and head of the Keystone International Investment team, who managed the Fund until October 1, 1996.

Keystone acquired by First Union Corporation

On another note, we are pleased to inform you that Keystone has been acquired by First Union Corporation. First Union is a financial services firm based in Charlotte, North Carolina. It is the nation's sixth largest bank holding company with assets of approximately $130 billion. First Union, through its wholly owned subsidiary Evergreen Asset Management Corp., together with Keystone mutual funds, manages more than $30 billion in 70 mutual funds. Keystone will remain a separate entity and will continue to provide investment advisory and management services to the Fund. Other services will be provided under the "Evergreen Keystone Funds" name. We believe First Union's acquisition of Keystone strengthens the investment management services we provide you.

  The past several months have been a time of dynamic change at Keystone Investments. We appreciate the opportunity to share our news with you and thank you for your continued support of Keystone funds. If you have any questions or comments, please feel free to write to us.

Sincerely,     [photo of Albert H. Elfner, III and photo of George S. Bissell]

/s/Albert H. Elfner, III

Albert H. Elfner, III
Chairman
Keystone Investment Management Company

/s/George S. Bissell

George S. Bissell
Chairman of the Board
Keystone Funds

December 1996                  [Albert H. Elfner, III       George S. Bissell]

PAGE 3
----------------------

                              A Discussion With
                              Your Fund Manager

                        [photo of Richard Wisentaner]

     Richard Wisentaner is portfolio manager of Keystone World Bond Fund.
      An investment professional with broad experience in international fixed-income research and analysis, Mr. Wisentaner has been a member of Keystone's International team since September 1994. He received an A.B. in Economics at Harvard University, and an M.B.A. in Finance
    and International Business at the University of Chicago.

Q What was the overall investment climate for the world fixed-income markets during the past fiscal year?

A In general, the world bond markets produced excellent performance during the past twelve months which ended October 31, 1996. It was a broad-based rally, encompassing both the emerging and established economies. The markets from Europe to Australia responded to lower inflation levels and declining interest rates. In the emerging economies, improving political and economic climates demonstrated the countries' resolve to be competitive global market players.

Q What would you classify as the most significant opportunity for the Fund during the past fiscal year?

A The Fund was heavily weighted in countries whose currencies move with the U.S. dollar and thus represent no currency risk for the portfolio. That was a good place to be in the face of the strong U.S. dollar. At the close of the fiscal year, the fund had 8.9% of net assets in Canada, 11.2% in New Zealand, and 3.6% in Australia. Those countries had among the highest real interest rates, and their inflation levels were declining. The Fund had both positive currency performance and capital appreciation from those markets. Our other top performers were Latin American Eurobonds in Brazil, Argentina, and Mexico, which posted gains in the 20%-40% range in U.S. dollar terms for the twelve-month period.

Q What effect did the rising dollar have on the Fund's holdings in Europe and Latin America?

A The Fund hedged its currency exposure in Western Europe. We believed that with interest rates declining, the European currencies were likely to weaken relative to the U.S. dollar. We had no exposure in Eastern Europe because we allocated our below-investment-grade investments to Latin America. Our Latin American holdings were dollar-denominated, so there was no currency impact on the Fund from those countries.

Fund Profile
Objective: Seeks current income from debt securities in the United States and abroad.
Commencement of investment operations: January 9, 1987
Average quality: A
Average maturity: 6 years
Net assets: $14.6 million

PAGE 4
----------------------
Keystone World Bond Fund

Geographic Diversification
as of October 31, 1996

------------------------
Americas        43.5%
------------------------
Europe          38.8%
------------------------
Pacific         14.8%
------------------------
Other*           2.9%
------------------------

*Includes other assets and liabilities and short-term obligations.

Q What is your assessment of the Fund's performance?

A We are pleased with the Fund's results during the past fiscal year. Keystone World Bond Fund is managed to minimize volatility, and that can hurt performance in bull markets. In this bull market, our performance was significantly ahead of the Salomon World Government Bond Index. The strong results of emerging-market bonds in the portfolio was a partial reason for the Fund's edge over the Index. The Salomon World Government Bond Index does not include emerging-market debt.

Q How do you minimize the risks of investing in international bonds?

A We deal with three types of risk: currency risk, credit risk, and interest-rate risk. Credit risk is especially significant in emerging countries. In those regions we buy Eurobonds rather than Brady Bonds. Eurobonds tend to be shorter in duration, and less sensitive to interest rate movements than Brady Bonds. We buy strong companies with strong cash flows and good profit margins that we believe can withstand economic downturns. We don't invest in high-risk countries, like Russia or Panama.

  We seek to minimize currency risk by buying U.S. dollar-denominated bonds, dollar-bloc bonds, and by hedging.

  Interest-rate risk is minimized by shortening the duration of the bonds. Most maturities in the portfolio at fiscal year-end were less than 10 years.

Q How did the preparations for the European Monetary Union (EMU) affect the Fund?

A We have about 50% of net assets in Europe, so we watch the EMU developments very closely. During the past fiscal year, the impact on the Fund was very favorable. The countries that want to join the Union on January 1, 1999 have been scrambling to trim their budget deficits and put their fiscal houses in order. These efforts produced lower inflation and interest rates across Europe and boosted the values of bonds. The strongest advances occurred in the countries of peripheral Europe, such as Italy, Portugal, Spain and Sweden, where the Fund increased allocations over the past fiscal year. Those countries benefitted more from improving economies than the "core Europe," such as Germany and France, where economic risks are generally considered lower.

Q Is there a likelihood that the EMU might not come to pass?

A We believe that the EMU is an unknown. If the recovery doesn't pick up in Europe and its currencies become weaker, the EMU might fall through. The Fund hedged against that possibility by diversifying into both core and peripheral Europe. If the EMU were to fall through, we would shift more to core Europe.

PAGE 5
----------------------

Q What is your outlook?

A We think it's unlikely that we will repeat the appreciation in bond values that we saw in the past fiscal year. For prices to rise that far again, interest rates, which move in the opposite direction, would have to fall to unprecedented lows. Still, we believe that there's enough fuel left in this rally to produce attractive returns, especially in peripheral European countries and Latin America. We expect that as long as interest rates in Japan, Germany and the U.S. remain low, as we think they will, investors might be willing to take on additional risks outside of those established markets in order to earn higher yields.

   Our outlook for inflation is cautious, especially in the United States. The U.S. employment has been high and wage inflation has been emerging. U.S. commodity prices have been in check largely due to the slowdowns in Asia and Europe, but we believe these markets have been coming out of their doldrums.

  Overall, we think that efforts of many governments to reduce budget deficits and keep inflation in check should have a positive long-term impact on international bonds. Short-term fluctuations in any one market are inevitable, but we believe that Keystone World Bond Fund is well positioned to capitalize on the considerable opportunities available in international markets.

                                  [diamond]

                        This column is intended to answer
                        your questions about your Fund.
                    If you have a question, please write to:
                  Evergreen Keystone Investment Services, Inc.
                  Attn: Shareholder Communications, 22nd Floor
             200 Berkeley Street, Boston, Massachusetts 02116-5034.

PAGE 6
----------------------
Keystone World Bond Fund

                           Your Fund's Performance

Growth of an investment in
Keystone World Bond Fund Class A

[MOUNTAIN CHART]

In Thousands

         Initial          Reinvested
       Investment        Distributions
 1/87     10000             10000
           9524              9524
           9810             10276
10/88      9619             10921
           9200             11049
10/90      9629             12270
           9857             13727
10/92      9667             14459
           9124             16703
10/94      8019             15791
           8019             16995
10/96      8524             19376

A $10,000 investment in Keystone World Bond Fund Class A made on January 9, 1987 with all distributions reinvested was worth $19,376 on October 31, 1996. Past performance is no guarantee of future results.

  **Class A shares were introduced on January 9, 1987. Performance is reported at the current maximum front-end sales charge of 4.75%.

Twelve-Month Performance as of October 31, 1996
 -----------------------------------------------------------------------------
                                   Class A      Class B      Class C
Total returns*                      13.99%       13.04%       13.09%
Net asset value    10/31/95         $8.42        $8.45        $8.42
                   10/31/96         $8.95        $8.97        $8.94
Dividends                           $0.60        $0.54        $0.54
Capital gains                        None         None         None

* Before deducting any sales charges.


Historical Record as of October 31, 1996
 -----------------------------------------------------------------------------
Cumulative total returns          Class A      Class B       Class C
1-year w/o sales charge            13.99%       13.04%        13.09%
1-year**                            8.58%        9.04%        13.09%
5-year**                           34.43%          --            --
Life of class*                     93.76%       13.49%        16.01%
Average Annual Returns
1-year w/o sales charge            13.99%       13.04%        13.09%
1-year**                            8.58%        9.04%        13.09%
5-year**                            6.10%          --            --
Life of class*                      6.97%        3.97%         4.68%


  Class B shares were introduced on August 2, 1993. Shares purchased after June 1, 1995 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years from the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 4% CDSC.

  Class C shares were introduced on August 2, 1993. Performance reflects the deduction of the 1% contingent deferred sales charge which applies during the first year owned.

  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.
Performance for each class will differ.

  You may exchange your shares for another Keystone fund by calling or writing to Keystone directly, or through Keystone's Automated Response Line (KARL). The Fund reserves the right to change or terminate the exchange offer.

PAGE 7
----------------------

                           Growth of an Investment

Comparison of change in value of a $10,000 investment in Keystone World Bond Fund Class A, the Salomon World Government Bond Index, and the Consumer Price Index.

In Thousands          January 9, 1987 through October 31, 1996


                 Average Annual Total Return
---------------------------------------------------------
                  1 Year       5 Year       Life of Class
Class A            8.58%        6.10%         6.97%
Class B            9.04%          --          3.97%
Class C           13.09%          --          4.68%

[LINE CHART]
          Class A              SWGBI                 CPI
 1/87       9524               10000                10000
           10276               10974                10434
10/88      10921               12299                10878
           11049               12624                11367
10/90      12270               13889                12081
           13727               15458                12434
10/92      14459               17606                12833
           16703               19720                13186
10/94      15791               20432                13529
           16995               23540                13910
10/96      19376               24803                14281

Past performance is no guarantee of future results. The performance of Class B or Class C shares will be greater or less than the line shown based on differences in loads and fees paid by the shareholder investing in the different classes. Class B and Class C shares were introduced February 1, 1993. The Salomon World Government Bond Index and the Consumer Price Index are from December 31, 1986. The Consumer Price Index is through September 30, 1996.

This chart graphically compares your Fund's total return performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

Components of the Chart

The chart is composed of several lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone World Bond Fund Class A

Your Fund seeks current income from debt securities in the U.S. and abroad. The return is quoted after deducting sales charges (if applicable), fund expenses, and transaction costs and assumes reinvestment of all distributions.

2. Salomon World Government Bond Index (SWGBI)

The SWGBI is a broad-based unmanaged index of foreign government bonds. It is comprised of over 800 issues from 14 countries including the U.S. These securities are selected and compiled by Salomon Brothers, Inc. according to criteria that may be unrelated to your Fund's investment objective.

3. Consumer Price Index (CPI)

This index is a widely recognized measure of the cost of goods and services produced in the US. The index contains factors such as prices of services, housing, food, transportation and electricity which are compiled by the US Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

  These indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate these indexes.

Understanding What the Chart Means

The chart demonstrates your Fund's total return performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

  This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you

PAGE 8
----------------------
Keystone World Bond Fund

evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

  The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement is based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Keystone World Bond FundPerformance Can Be Distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

  Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or of a certain company size. Indexes usually do not have the same investment restrictions as your Fund.

Indexes Do Not Include Costs of Investing

The comparison is further limited in its utility because the index does not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is for illustration only. An investor cannot invest in an index.

One of Several Measures

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future Returns May Be Different

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

PAGE 9
----------------------

                                 Glossary of
                              Mutual Fund Terms

  MUTUAL FUND--A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

  PORTFOLIO MANAGER--An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

  STOCK--Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.

  BOND--Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

  CONVERTIBLE SECURITY--A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.

  MONEY MARKET FUND--A mutual fund whose assets are invested in a diversified portfolio of short- term securities, including commercial paper, bankers' acceptances, certificates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.

  NET ASSET VALUE (NAV) PER SHARE--The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

  DIVIDEND--A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  CAPITAL GAIN--The profit from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  YIELD--The annualized rate of income as measured against the current net asset value of fund shares.

  TOTAL RETURN--The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

  SHORT-TERM--An investment with a maturity of one year or less.

  LONG-TERM--An investment with a maturity of greater than one year.

  AVERAGE MATURITY--The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

  OFFERING PRICE--The offering price of a share of a mutual fund is the price at which the share is sold to the public.

PAGE 10
----------------------
Keystone World Bond Fund

SCHEDULE OF INVESTMENTS--October 31, 1996

                                            Coupon      Maturity       Principal         Market
                                             Rate         Date          Amount           Value
 =================================================================================================
INTERNATIONAL, GOVERNMENT AGENCIES AND ISSUES (97.1%)
AUSTRALIAN DOLLAR (3.6%)
New South Wales Treasury Corp.              12.600%     5/01/2006          500,000     $  529,197
 -------------------------------------------------------------------------------------------------
CANADIAN DOLLAR (8.9%)
Government of Canada                         8.750     12/01/2005        1,500,000      1,303,126
 -------------------------------------------------------------------------------------------------
DANISH KRONE (7.1%)
Kingdom of Denmark                           9.000     11/15/1998        2,000,000        374,000
Kingdom of Denmark                           7.000     12/15/2004        3,750,000        662,216
 -------------------------------------------------------------------------------------------------
                                                                                        1,036,216
 -------------------------------------------------------------------------------------------------
GERMAN DEUTSCHE MARK (4.6%)
Federal Republic of Germany                  6.875      5/12/2005          950,000        665,138
 -------------------------------------------------------------------------------------------------
IRISH POUND (4.8%)
Republic of Ireland                          8.000      8/18/2006          400,000        698,258
 -------------------------------------------------------------------------------------------------
ITALIAN LIRA (5.4%)
Republic of Italy                            9.500      2/01/2006    1,105,000,000        792,147
 -------------------------------------------------------------------------------------------------
NETHERLANDS GUILDER (4.0%)
Government of Netherlands                    7.750      3/01/2005          875,000        581,202
 -------------------------------------------------------------------------------------------------
NEW ZEALAND DOLLAR (11.2%)
Government of New Zealand                    6.500      2/15/2000          700,000        485,072
Government of New Zealand                    8.000      4/15/2004          750,000        551,822
Government of New Zealand                    9.000     11/15/1996          850,000        601,344
 -------------------------------------------------------------------------------------------------
                                                                                        1,638,238
 -------------------------------------------------------------------------------------------------
PORTUGUESE ESCUDO (4.5%)
Republic of Portugal                        10.625     06/23/2003       85,000,000        655,601
 -------------------------------------------------------------------------------------------------
SPANISH PESETA (3.3%)
Kingdom of Spain                            11.450      8/30/1998       32,000,000        270,431
Kingdom of Spain                            12.250      3/25/2000       23,000,000        208,702
 -------------------------------------------------------------------------------------------------
                                                                                          479,133
 -------------------------------------------------------------------------------------------------
SWEDISH KRONA (5.1%)
Kingdom of Sweden                           10.250      5/05/2003        4,200,000        747,655
 -------------------------------------------------------------------------------------------------
UNITED STATES DOLLAR (34.6%)
Comtel Brasileira                           10.750      9/26/2004          500,000        506,250
Grupo International Durango S.A. de CV      12.625     08/01/2003          600,000        627,000
Grupo Televisa S.A. de CV                   11.875      5/15/2006          600,000        636,000


PAGE 11
----------------------

                                            Coupon      Maturity       Principal         Market
                                             Rate         Date          Amount           Value
 =================================================================================================
UNITED STATES DOLLAR--CONTINUED
Ispat Mexicana S.A.                         10.375%     3/15/2001      1,025,000      $ 1,027,563
Klabin Fabricadora Papel                    12.125     12/28/2002        250,000          257,500
Republic of Argentina                       11.000     10/09/2006        500,000          487,500
Telecom Argentina                            8.375     10/18/2000        500,000          488,750
Telecom Argentina STET France               12.000     11/15/2002        190,000          205,200
Telefonica de Argentina S.A.                11.875     11/01/2004        760,000          813,200
 -------------------------------------------------------------------------------------------------
                                                                                        5,048,963
 -------------------------------------------------------------------------------------------------
TOTAL INTERNATIONAL, GOVERNMENT AGENCIES & ISSUES (COST--$13,086,165)                  14,174,874
 =================================================================================================
TOTAL INVESTMENTS (COST $13,086,165)(A)                                                14,174,874
 -------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (2.9%)                                                  417,378
 -------------------------------------------------------------------------------------------------
NET ASSETS (100.0%)                                                                   $14,592,252
 =================================================================================================

(a) The cost of investments for federal income tax purposes is identical. Gross unrealized appreciation and depreciation on investments, based on identified tax cost, is as follows:
             Gross unrealized appreciation      $1,139,598
             Gross unrealized depreciation         (50,889)
                                                -----------
              Net unrealized appreciation       $1,088,709
                                                ===========

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                           U.S. $ Value
                                                                In              at            Unrealized
 Exchange                                                    Exchange       October 31,     Appreciation/
   Date                                                     for U.S. $         1996         (Depreciation)
 =========================================================================================================
Forward Foreign Currency Exchange Contracts to Sell:

                 Contracts to
                    Deliver
 =========================================================================================================
11/13/96          21,243,600        Spanish Peseta           $168,000        $166,395          $ 1,605
11/20/96             745,152        Deutsche Mark             502,500         492,654            9,846
11/20/96           2,033,783        Danish Krone              354,000         350,246            3,754
11/20/96             485,479        Netherland Guilder        292,000         286,497            5,503
01/09/97             318,829        Australian Dollar         250,000         252,144           (2,144)

Forward Foreign Currency Exchange Contracts to Buy:

             Contracts to Receive
 =========================================================================================================
11/13/96          21,243,600        Spanish Peseta           $165,985        $166,395          $   410

PAGE 12
----------------------
Keystone World Bond Fund

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout each year)


                               Year Ended
                              October 31,            Period from             Year Ended December 31,
                           -----------------      January 1, 1994 to     -------------------------------
                            1996       1995        October 31, 1994      1993    1992     1991     1990
========================================================================================================
Net asset value
  beginning of year        $ 8.42     $ 8.42            $ 9.56         $ 8.69   $10.77 $  9.82    $  9.76
--------------------------------------------------------------------------------------------------------
Income from investment
  operations
Net investment income        0.54       0.61              0.32           0.44     0.64    0.66       0.63
Net realized and
  unrealized gain
  (loss) on investments
  and foreign currency
  related transactions       0.59      (0.01)            (0.96)          1.03    (0.79)    0.99      0.31
--------------------------------------------------------------------------------------------------------
Total from investment
  operations                 1.13       0.60             (0.64)          1.47    (0.15)    1.65      0.94
--------------------------------------------------------------------------------------------------------
Less distributions from
Net investment income       (0.60)     (0.54)                0          (0.43)   (0.96)   (0.45)    (0.52)
In excess of net
  investment income             0          0                 0          (0.17)   (0.28)       0     (0.04)
Tax basis return of
  capital                       0      (0.06)            (0.50)             0        0       0          0
Net realized gains on
  investments and
  foreign currency
  related transactions          0          0                 0              0    (0.69)   (0.25)    (0.32)
--------------------------------------------------------------------------------------------------------
Total distributions         (0.60)     (0.60)            (0.50)         (0.60)   (1.93)   (0.70)    (0.88)
--------------------------------------------------------------------------------------------------------
Net asset value end of
  year                     $ 8.95     $ 8.42            $ 8.42         $ 9.56   $ 8.69  $ 10.77   $  9.82
========================================================================================================
Total return (c)            13.99%      7.62%            (6.72%)        17.26%   (1.24%)  17.48%    10.11%
Ratios/supplemental
  data
Ratios to average net
  assets:
 Total expenses (a)          2.01(d)    2.46(d)           2.20%(b)       2.20%    2.20%    2.00%     2.00%
 Net investment income       7.14%      7.21%             4.66%(b)       4.62%    5.44%    6.43%     6.48%
Portfolio turnover rate        58%       108%              100%           107%     185%     204%      154%
--------------------------------------------------------------------------------------------------------
Net assets end of year
  (thousands)              $8,618     $9,956            $6,047         $8,403   $7,121  $11,843   $13,833
========================================================================================================

                                                              January 9, 1987
                                                              (Commencement of
                                                               Operations) to
                                         1989       1988     December 31, 1987
================================================= =============================
Net asset value beginning of year       $ 10.04    $11.02          $10.00
 ------------------------------------------------------------------------------
Income from investment operations
Net investment income                      0.61      0.54            0.56
Net realized and unrealized gain
  (loss) on investments and foreign
  currency related transactions           (0.27)    (0.92)           1.27
 ------------------------------------------------------------------------------
Total from investment operations           0.34     (0.38)           1.83
 ------------------------------------------------------------------------------
Less distributions from
Net investment income                     (0.62)    (0.54)          (0.56)
In excess of net investment income            0         0               0
Tax basis return of capital                   0         0               0
Net realized gains on investments
  and foreign currency related
  transactions                                0     (0.06)          (0.25)
 ------------------------------------------------------------------------------
Total distributions                       (0.62)    (0.60)          (0.81)
 ------------------------------------------------------------------------------
Net asset value end of year             $  9.76    $10.04          $11.02
 ==============================================================================
Total return (c)                           3.07%    (3.34%)         19.10%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses (a)                        1.81%     1.19%           1.88%(b)
 Net investment income                     5.81%     5.34%           5.68%(b)
Portfolio turnover rate                      73%      335%            171%
 ------------------------------------------------------------------------------
Net assets end of year (thousands)      $14,806    $5,043          $4,774
 ==============================================================================

(a) Figures are net of expense reimbursement by Keystone in connection with voluntary expense limitations. Before the expense reimbursement, the ratio of total expenses to average net assets would have been 2.25%, 3.12%, 2.50%, 2.15% and 2.47% for the period from January 1, 1994 to October 31, 1994 and the years ended December 31, 1993, 1992, 1991 and 1990, respectively.

(b) Annualized.

(c) Excluding applicable sales charges.

(d) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the expense ratio would have been 2.00% and 2.44% for the years ended October 31, 1996 and 1995, respectively.

See Notes to Financial Statements.

PAGE 13
----------------------

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout each year)


                                                                                               August 2, 1993
                                              Year Ended October 31,     Period from          (Date of Initial
                                              ----------------------  January 1, 1994 to     Public Offering) to
                                              1996         1995        October 31, 1994       December 31, 1993
===============================================================================================================
Net asset value beginning of year            $ 8.45       $ 8.46           $ 9.58                 $ 9.47
---------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                          0.55         0.52             0.31                   0.16
Net realized and unrealized gain (loss)
on investments and foreign currency
related transactions                           0.51         0.01            (0.99)                  0.21
---------------------------------------------------------------------------------------------------------------
Total from investment operations               1.06         0.53            (0.68)                  0.37
---------------------------------------------------------------------------------------------------------------
Less distributions from
Net investment income                         (0.54)       (0.48)               0                  (0.11)
In excess of net investment income                0            0                0                  (0.15)
Tax basis return of capital                       0        (0.06)           (0.44)                     0
---------------------------------------------------------------------------------------------------------------
Total distributions                           (0.54)       (0.54)           (0.44)                 (0.26)
---------------------------------------------------------------------------------------------------------------
Net asset value end of year                  $ 8.97       $ 8.45           $ 8.46                 $ 9.58
===============================================================================================================
Total return (c)                              13.04%        6.68%           (7.18%)                 3.93%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses (a)                            2.76%(d)     3.21%(d)         2.95%(b)               2.95%(b)
 Net investment income                         6.40%        6.43%            4.05%(b)               3.79%(b)
Portfolio turnover rate                          58%         108%             100%                   107%
---------------------------------------------------------------------------------------------------------------
Net assets end of year (thousands)           $4,917       $3,680           $3,429                 $2,544
===============================================================================================================

(a) Figures are net of expense reimbursement by Keystone in connection with voluntary expense limitations. Before the expense reimbursement, the ratio of total expenses to average net assets would have been 3.03% and 3.47% for the period from January 1, 1994 to October 31, 1994 and for the period from August 2, 1993 (Date of Initial Public Offering) to December 31, 1993, respectively.

(b) Annualized.

(c) Excluding applicable sales charges.

(d) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.74% and 3.19% for the years ended October 31, 1996 and 1995, respectively.

See Notes to Financial Statements.

PAGE 14
----------------------
Keystone World Bond Fund

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout each year)


                                                                                              August 2, 1993
                                           Year Ended October 31,        Period from         (Date of Initial
                                           ----------------------     January 1, 1994 to    Public Offering) to
                                             1996         1995         October 31, 1994      December 31, 1993
===============================================================================================================
Net asset value beginning of year           $ 8.42       $ 8.42            $ 9.58                 $ 9.47
---------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                         0.56         0.56              0.30                   0.18
Net realized and unrealized gain
  (loss) on investments and foreign
  currency related transactions               0.50        (0.02)            (1.02)                  0.19
---------------------------------------------------------------------------------------------------------------
Total from investment operations              1.06         0.54             (0.72)                  0.37
---------------------------------------------------------------------------------------------------------------
Less distributions from
Net investment income                        (0.54)       (0.48)                0                  (0.12)
In excess of net investment income               0            0                 0                  (0.14)
Tax basis return of capital                      0        (0.06)            (0.44)                     0
---------------------------------------------------------------------------------------------------------------
Total distributions                          (0.54)       (0.54)            (0.44)                 (0.26)
---------------------------------------------------------------------------------------------------------------
Net asset value end of year                 $ 8.94       $ 8.42            $ 8.42                 $ 9.58
===============================================================================================================
Total return (c)                             13.09%        6.83%            (7.61%)                 3.93%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses (a)                           2.78%(d)     3.21%(d)          2.95%(b)               2.95%(b)
 Net investment income                        6.37%        6.49%             3.94%(b)               3.79%(b)
Portfolio turnover rate                         58%         108%              100%                   107%
---------------------------------------------------------------------------------------------------------------
Net assets end of year (thousands)          $1,057       $1,183            $1,591                 $1,878
===============================================================================================================

(a) Figures are net of expense reimbursement by Keystone in connection with voluntary expense limitations. Before the expense reimbursement, the ratio of total expenses to average net assets would have been 3.03% and 3.40% for the period from January 1, 1994 to October 31, 1994 and for the period from August 2, 1993 (Date of Initial Public Offering) to December 31, 1993, respectively.

(b) Annualized.

(c) Excluding applicable sales charges.

(d) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.77% and 3.19% for the years ended October 31, 1996 and 1995, respectively.

See Notes to Financial Statements.

PAGE 15
----------------------

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996
=======================================================================
Assets
Investments at market value (identified cost--
$13,086,165)                                                $14,174,874
Receivable for:
 Unrealized appreciation on forward foreign currency
  exchange contracts                                             21,118
 Interest                                                       458,338
Prepaid expenses                                                  7,474
 -----------------------------------------------------------------------
   Total assets                                              14,661,804
 -----------------------------------------------------------------------
Liabilities
Payable for:
 Unrealized depreciation on forward foreign currency
  exchange contracts                                              2,144
 Income distribution                                             23,167
 Foreign taxes withheld                                           5,649
Other accrued expenses                                           38,592
 -----------------------------------------------------------------------
   Total liabilities                                             69,552
 -----------------------------------------------------------------------
Net assets                                                  $14,592,252
 =======================================================================
Net assets represented by
Paid-in capital                                             $14,497,982
Undistributed net investment income                              52,595
Accumulated net realized loss on investments and
 foreign currency related transactions                       (1,066,795)
Net unrealized appreciation on investments and foreign
 currency related transactions                                1,108,470
 -----------------------------------------------------------------------
   Total net assets                                         $14,592,252
 =======================================================================
Net Asset Value and redemption price per share
Class A Shares
 Net assets of $8,617,822 / 963,162 shares outstanding            $8.95
 Offering price per share ($8.95 / 0.9525) (based on a
 sales charge of 4.75% of the offering price at October
 31, 1996)                                                        $9.40
Class B Shares
 Net assets of $4,917,178 / 548,173 shares outstanding            $8.97
Class C Shares
 Net assets of $1,057,252 / 118,324 shares outstanding            $8.94
 =======================================================================

STATEMENT OF OPERATIONS
Year Ended October 31, 1996
========================================================================
Investment income
Interest (net of foreign withholding taxes
 of $7,569)                                                 $1,343,968
Expenses (Notes 4 and 5)
Management fee                                 $ 93,994
Transfer agent fees                              48,155
Accounting                                       20,918
Auditing and legal fees                          24,015
Custodian fees                                   22,640
Printing expenses                                19,338
Distribution Plan expenses                       77,012
Registration fees                                31,688
 ----------------------------------------------------------------------
 Total expenses                                 337,760
Less: Expenses paid indirectly (Note 6)          (1,671)
 ----------------------------------------------------------------------
Net expenses                                                   336,089
 ----------------------------------------------------------------------
Net investment income                                        1,007,879
 ----------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign
  currency related transactions Net realized gain on
  investments and foreign currency related transactions        274,506
 ----------------------------------------------------------------------
 Net change in unrealized appreciation
  or depreciation on investments and
  foreign currency related transactions                        580,719
 ----------------------------------------------------------------------
 Net realized and unrealized gain on
  investments and foreign currency
  related transactions                                         855,225
 ----------------------------------------------------------------------
 Net increase in net assets resulting from
  operations                                                $1,863,104
 ======================================================================
See Notes to Financial Statements.

PAGE 16
----------------------
Keystone World Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS               Year Ended      Year Ended
                                                 October 31,     October 31,
                                                     1996            1995
=============================================================================
Operations
 Net investment income                           $ 1,007,879     $ 1,011,006
 Net realized gain (loss) on investments and
  foreign currency related transactions              274,506        (583,415)
 Net change in unrealized appreciation or
  depreciation on investments and foreign
  currency related transactions                      580,719         685,420
-----------------------------------------------------------------------------
  Net increase in net assets resulting from
   operations                                      1,863,104       1,113,011
-----------------------------------------------------------------------------
Distributions to shareholders from Net investment income:
  Class A Shares                                    (635,884)       (653,425)
  Class B Shares                                    (279,243)       (187,676)
  Class C Shares                                     (71,306)        (82,887)
 Tax basis return of capital:
  Class A Shares                                           0         (65,389)
  Class B Shares                                           0         (24,167)
  Class C Shares                                           0          (7,767)
-----------------------------------------------------------------------------
  Total distributions to shareholders               (986,433)     (1,021,311)
-----------------------------------------------------------------------------
Capital share transactions (Note 2)
 Shares issued in acquisition of Keystone
Australia Income Fund: (Note 6)                            0       6,401,180
 Proceeds from shares sold:
  Class A Shares                                     195,332         379,004
  Class B Shares                                   2,034,239       1,382,294
  Class C Shares                                     282,296         226,771
 Payments for shares redeemed:
  Class A Shares                                  (2,510,565)     (3,470,274)
  Class B Shares                                  (1,274,145)     (1,277,770)
  Class C Shares                                    (514,425)       (680,398)
 Net asset value of shares issued in reinvestment
  of distributions:
  Class A shares                                     427,111         467,191
  Class B shares                                     213,523         168,229
  Class C shares                                      43,268          64,105
-----------------------------------------------------------------------------
 Net increase (decrease) in net assets
  resulting from capital share transactions       (1,103,366)      3,660,332
-----------------------------------------------------------------------------
  Total increase (decrease) in net assets           (226,695)      3,752,032
-----------------------------------------------------------------------------
Net assets:
 Beginning of year                                14,818,947      11,066,915
-----------------------------------------------------------------------------
 End of year [including undistributed net
  investment income (distributions in excess
  of net investment income) in 1996 of
  $52,595 and in 1995 of ($24,213)]              $14,592,252     $14,818,947
=============================================================================

See Notes to Financial Statements.

PAGE 17
----------------------

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone World Bond Fund (the "Fund") is a Massachusetts business trust for which Keystone Management, Inc. ("KMI") is the Investment Manager and Keystone Investment Management Company ("Keystone") is the Investment Adviser. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") and KMI is in turn a wholly-owned subsidiary of Keystone. The Fund is registered under the Investment Company Act of 1940, as amended (the"1940 Act"), as a non-diversified, open-end investment company. The Fund offers three classes of shares. The Fund's investment objective is to earn investment income while also seeking capital appreciation.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Valuation of Securities

Government obligations held by the Fund are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate, other fixed income securities, mortgage and other asset-backed securities, and other related securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to the procedures established by the Board of Trustees.

  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. Repurchase Agreements

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

  Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. Foreign Currency

The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment

PAGE 18
----------------------
Keystone World Bond Fund

securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on investments and foreign currency related transactions.

D. Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on investments and foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. Security Transactions and Investment Income

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

G. Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the"Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

H. Distributions

The Fund distributes net investment income monthly and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the deferral of losses for income tax purposes that have been recognized for financial statement purposes and treatment of foreign currency gains as ordinary income for tax purposes.

I. Class Allocations

Class A shares are offered at a public offering price which includes a maximum sales charge of 4.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years will automatically convert to Class A shares. Class B shares purchased prior to June 1, 1995 that have been outstanding for seven years will automatically convert to Class A shares. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year of purchase.

  Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets

PAGE 19
----------------------

of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

(2.) Capital Share Transactions

The Trust Agreement authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transaction in shares of the Fund were as follows:
                                                   Year ended October 31,
Class A                                             1996           1995
 ---------------------------------------------------------------------------
Shares sold                                         22,718         42,522
Shares redeemed                                   (291,986)      (425,398)
Shares issued in acquistion of Australia
 Income Fund (Note 6)                                             789,935
Shares issued in reinvestment of dividends          49,623         57,481
                                                -----------     ------------
Net increase (decrease)                           (219,645)       464,540
 ===========================================================================

                                                   Year ended October 31,
Class B                                             1996           1995
 ---------------------------------------------------------------------------
Shares sold                                        235,196        166,498
Shares redeemed                                   (147,436)      (156,895)
Shares issued in reinvestment of dividends          24,700         20,548
                                                -----------     ------------
Net increase                                       112,460         30,151
 ===========================================================================

                                                   Year ended October 31,
Class C                                             1996           1995
 ---------------------------------------------------------------------------
Shares sold                                         32,761         27,481
Shares redeemed                                    (59,947)       (83,800)
Shares issued in reinvestment of dividends           5,032          7,882
                                                -----------     ------------
Net decrease                                       (22,154)       (48,437)
 ===========================================================================

(3.) Securities Transactions

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) for the year ended October 31, 1996, were $8,090,824 and $8,134,796, respectively.

  As of October 31, 1996, the Fund has a capital loss carryover for federal income tax purposes of approximately $1,060,000, which expires as follows:
$246,000--2002 and $814,000--2003.

(4.) Distribution Plans

The Fund bears some of the costs of selling its shares under Distribution Plans adopted for its Class A, B and C shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plans, the Fund pays its principal underwriter, Keystone Investment Distributors Company ("KIDC"), a wholly-owned subsidiary of Keystone, amounts that are calculated and paid daily.

  The Class A Distribution Plan provides for expenditures, which are currently limited to 0.25% annually of the average daily net assets of the Class A shares, to pay expenses related to the distribution of Class A shares. During the year ended October 31, 1996, the Fund paid $21,291 to KIDC under the Class A Distribution Plan.

  Pursuant to the Fund's Class B and Class C Distribution Plans, the Fund pays a distribution fee which may not exceed 1.00% annually of the average daily net assets of Class B and Class C shares, respectively. Of that amount, 0.75% is used to pay distribution expenses and 0.25% is used to pay service fees.

  During the year ended October 31, 1996, under the Class B Distribution Plans, the Fund paid or accrued $30,767 for Class B shares purchased before June 1, 1995 and $13,709 for Class B shares purchased on or after June 1, 1995. The Fund paid $11,245 under the Class C Distribution Plan.

PAGE 20
----------------------
Keystone World Bond Fund

  Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to KIDC may continue as compensation for services that had been earned while the Distribution Plan was in effect.

  KIDC intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. KIDC intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.

  At October 31, 1996, total unpaid distribution costs were $251,498 for Class B shares purchased before June 1, 1995, and $54,841 for Class B shares purchased on or after June 1, 1995. Unpaid distribution costs for Class C were $128,839 at October 31, 1996.

  Contingent deferred sales charges paid by redeeming shareholders are paid to KIDC.

(5.) Investment Management Agreement and Other Affiliated Transactions

Under the terms of the Investment Management Agreement between KMI and the Fund, KMI provides investment management and administrative services to the Fund. In return, KMI is paid a management fee, computed and paid daily, at an annual rate of 1.50%of the Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.50% and declining as net assets increase to 0.40% per annum, to the average daily net asset value of the Fund. During the year ended October 31, 1996, the Fund paid or accrued to Keystone investment management and advisory fees of $93,994, which represented 0.64% of the Fund's average net assets.

  During the year ended October 31, 1996, the Fund paid or accrued $20,918 to Keystone for certain accounting services. The Fund paid or accrued $48,155 to Keystone Investor Resource Center, Inc., a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.

  Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund.

(6.) Fund Reorganization

On December 30, 1994, the Fund acquired the net assets of Keystone Australia Income Fund in exchange for Class A shares of the Fund pursuant to a plan of reorganization approved by the shareholders of Keystone World Bond Fund on December 30, 1994. The acquisition was accomplished by a tax-free exchange of 789,935 shares of the Fund for the net assets of Keystone Australia Income Fund. The net assets of Keystone Australia Income Fund on that date, including $32,769 of unrealized depreciation on investments, were combined with the assets of the Fund. The aggregate net assets of the Fund and Keystone Australia Income Fund immediately before the acquisition were $10,313,320 and $6,401,180, respectively. The net assets of the Fund immediately after the acquisition were $16,714,500.

(7.) Expense Offset Arrangement

The Fund has entered into an expense offset arrangement with its custodian. For the year ended October 31, 1996, the Fund incurred total custody fees of $22,640 and received a credit of $1,671 pursuant to this expense offset arrangement, resulting in a net custody expense of $20,969. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.


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(8.) Subsequent Distribution to Shareholders

Distributions from net investment income of $0.052 for Class A, $0.047 for Class B and $0.047 for Class C were declared payable on December 5, 1996, to shareholders of record November 25, 1996. This distribution is not reflected in the accompanying financial statements.

(9.) Agreement and Plan of Acquisition

On September 6, 1996, KII entered into an Agreement and Plan of Acquisition and Merger with First Union Corporation ("First Union") and First Union National Bank of North Carolina ("FUNB-NC") and certain other parties pursuant to which KII will be merged with and into a wholly-owned subsidiary of FUNB-NC. Subject to the receipt of required regulatory and shareholder approvals, the proposed merger is expected to take place in December 1996.

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Keystone World Bond Fund

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone World Bond Fund

We have audited the accompanying statement of assets and liabilities of Keystone World Bond Fund, including the schedule of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the two-year period then ended, the period from January 1, 1994 to October 31, 1994, and the five-year period ended December 31, 1993 for Class A shares and for the two-year period then ended, and the periods from January 1, 1994 to October 31, 1994, and August 2, 1993 (Date of Initial Public Offering) to December 31, 1993 for Class B and Class C shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1988 and for the period January 9, 1987 (Commencement of Operations) to December 31, 1987 were audited by other auditors whose report, dated February 3, 1989, expressed an unqualified opinion thereon.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone World Bond Fund as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                                        KPMG Peat Marwick LLP

Boston, Massachusetts
November 29, 1996

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FEDERAL TAX STATUS--Fiscal 1996 Distributions (Unaudited)

The per share distributions paid to you for the fiscal year ended October 31, 1996, whether taken in shares or cash, are as follows:

     Class A Shares             Class B Shares             Class C Shares
------------------------     ----------------------   ------------------------
         Income                     Income                     Income
        Dividends                 Dividends                  Dividends
------------------------     ----------------------   ------------------------
          $0.60                     $0.54                      $0.54

In January of 1997, complete information on calendar year 1996 distributions will be forwarded to you to assist you in completing your 1996 federal income tax return.